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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported ) November 27, 2002


                         COMMISSION FILE NUMBER: 0-31667

                              MFC DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                 13-3579974
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification No.)
              or organization)


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
271 NORTH AVENUE, NEW ROCHELLE, NY                          10801
(Address of principal executive offices)                  (Zip Codes)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 636-3432
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ITEM  5.           OTHER EVENTS

(a) On November 27, 2002, the Company mailed to its shareholders who own 99 or fewer shares of its common stock an offer to purchase the shares at $2.00 per share. The material mailed to said shareholders is annexed as Exhibit I hereto. The total number of shares owned by said small shareholders is less than 5% of the Company's outstanding shares.

(b)   Exhibits:

      1.1   Letter to shareholders announcing buy-back program

      1.2   Questions and answers

      1.3   Acceptance form

      1.4   Affirmation for lost stock certificates

      1.5   Selected Consolidated Financial Data

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        MFC DEVELOPMENT CORP.
                                        (Registrant)

Date:    December 2, 2002               By  /s/ Victor Brodsky
                                                ---------------
                                                Victor Brodsky,
                                                  Vice President and
                                                  Chief Financial Officer

                                       3